PROMISSORY NOTE

On this 7th day of May 2018, in return for valuable consideration received for expenses paid, the undersigned borrower, Thenablers Ltd (herein “Borrower”), promises to pay to Thenablers, Inc. (the "Lender"), the sum of Thirty Thousand Dollars ($30,000.00) with no interest.

Terms of Repayment: This loan shall be repaid in full on June 30, 2018.

Place of Payment - all payments due under this Note shall be made at at such other place and manner as the Borrower may designate in writing.

Prepayment - This Note may be prepaid in whole or in part at any time without premium or penalty. All prepayments shall first be applied to interest, and then to principal payments in the order of their maturity.

Default - In the event of default, the borrower[s] agree to pay all costs and expenses incurred by the Lender, including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law) for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.

Modification - No modification or waiver of any of the terms of this Agreement shall be allowed unless by written agreement signed by both parties. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

Transfer of the Note - The borrower hereby waives any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note, agrees to remain bound by the terms of this Note subsequent to any transfer, and agree that the terms of this Note may be fully enforced by any subsequent holder of this Note.

Severability of Provisions - In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

Choice of Law - All terms and conditions of this Note shall be interpreted under the laws of Nevada.
Dated and Executed on the date notated above.

Thenablers Ltd

By:

/s/ Panagiotis Nikolaos Lazaretos

Print Name: Panagiotis Nikolaos Lazaretos

Print Title: Owner

THENABLERS, INC.

By:

/s/ Panagiotis Tolis

Print Name: Panagiotis Tolis

Print Title: CFO/Director